                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) JULY 25, 2006
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                          DEL GLOBAL TECHNOLOGIES CORP.
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               (Exact name of registrant as specified in charter)

         New York                     0-3319                     13-1784308
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(State or other jurisdiction        (Commission                (IRS Employer
    of incorporation)                File Number)            Identification No.)

       One Commerce Park, Valhalla, NY                             10595
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     (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (914) 686-3650
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01       OTHER EVENTS.

         On July 25, 2006, the registrant issued a press release announcing the appointment of James A. Risher as Interim Chief Executive Officer, effective
July 22, 2006.

         For additional information, reference is made to the press release attached hereto as Exhibit 99.1

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.
                  Not Applicable

         (b)      Pro Forma Financial Information.
                  Not Applicable

         (c)      Shell Company Transactions.
                  Not Applicable

         (d)      Exhibits

                  EXHIBIT NO.       EXHIBITS

                  99.1              Press Release dated July 25, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DEL GLOBAL TECHNOLOGIES CORP.
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                                                       (Registrant)

Date:  July 25, 2006                        By: /s/ Mark A. Koch
                                                --------------------------------
                                            Mark A. Koch
                                            Principal Accounting Officer and
                                            Treasurer

                                  EXHIBIT INDEX
EXHIBIT NO.       EXHIBITS

99.1              Press Release dated July 25, 2006.